 EXHIIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended quarterly report of Kodiak Energy, Inc. on Form 10-QSB/A for the period ended September 30, 2007 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  the information  contained in the Report fairly presents, in all material respects,  the  financial  condition  and results of  operation of the Company.

Dated: March 27, 2009	/s/ William S. Tighe
Name: William S. Tighe
Title: Chief Executive Officer

Dated: March 27, 2009	/s/ William Brimacombe
Name: William Brimacombe
Title: Chief Financial Officer